PURCHASE AGREEMENT

This Purchase Agreement is made and entered into this 10th day of June 2014, between Jeff Chartier (“PURCHASER”) a resident of Florida; and Kopjaggers Consulting, LLC (“Seller”).

WHEREAS, Seller own an aggregate of 10,000,000 shares of common stock, no par value (the “Shares”) in Kopjaggers, Inc. (“KOJA”), representing approximately 95% of the current issued and outstanding, of which PURCHASER wishes to purchase 1,949,000 shares (the “Interests”); and

WHEREAS, PURCHASER desires to purchase the Interests from Seller on the terms hereafter set forth and Seller agrees to sell the Interests to PURCHASER;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are expressly acknowledged by the parties, it is hereby agreed as follows:

I) PURCHASE

A)

Share Purchase.  Seller hereby agrees to sell to PURCHASER all rights and obligations held in the Interests held by Seller at a price of $0.015 per share based upon the a mutually agreed purchasing price.

B)

Delivery. Upon receipt of payment equal to $29,235.00 to the Seller, Seller shall deliver to the transfer agent of record, a) certificates representing the Shares, and b) signed stock powers with bank medallion guarantee or equivalent signature guarantee under the jurisdiction of the Seller’s residence.

II) PURCHASER’S REPRESENTATIONS AND WARRANTIES. Purchaser represents and warrants to Seller and to the Company that:

A)

Non-affiliate Status. Purchaser is not, and has not for in excess of ninety (90) days been, and subsequent to the Transfer Closing Date will not be, an “Affiliate” of the Company, as that term is defined by Rule 144 under the 1933 Act. Purchaser is not acting in concert with any other person in a manner that would require their sales of securities to be aggregated for purposes of Rule 144 or would cause Purchaser to be considered an “Underwriter” as that term is defined by Section 2 of the 1933 Act.

B)

Company Information. Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, including copies of the Company most recent publicly available financial statements as available. Purchaser and its advisors have been afforded the opportunity to ask questions of Seller. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser’s right to rely on Seller’s representations and warranties contained in Section V below. Purchaser understands that its investment in Shares, involves a significant degree of risk.

C)

Authorization; Enforcement. This Agreement has been duly and validly authorized by Purchaser. This Agreement has been duly executed and delivered on behalf of Purchaser, and this Agreement constitutes a valid and binding agreement of Purchaser enforceable in to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

D) No Brokers. Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

II) REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrant to Purchaser that:

A) Authorization; Enforcement. (i) Each Seller has all requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to sell the Options in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by Each Seller and the consummation by it of the transactions contemplated hereby (including without limitation, the sale of the Options to Purchaser) have been duly authorized by Each Seller and no further consent or authorization of Each Seller or its members is required, (iii) this Agreement has been duly executed and delivered by Each Seller, and (iv) this Agreement constitutes a legal, valid and binding obligation of Each Seller enforceable against Each Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies or by other equitable principles of general application.

B)

Title. Each Seller has good and marketable title to the Interest, free and clear of all liens, pledges and encumbrances of any kind.

C)

No Conflicts. The execution, delivery and performance of this Agreement by Each Seller and the consummation by Each Seller of the transactions contemplated hereby (including, without limitation, the sale of the Options to Purchaser) will not (i) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, note, bond, indenture or other instrument to which Each Seller is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which Each Seller is subject) applicable to Each Seller or by which any property of the Each Seller are bound or affected. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable federal and state securities laws, neither Each Seller nor the Company is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof. Except for filings that may be required under applicable federal and state securities laws in connection with the issuance and sale of the Shares, all consents, authorizations, orders, filings and registrations which Each Seller is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

D)

No Brokers. Each Seller has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

E)

Title. Each Seller has good and marketable title to the relevant Shares, free and clear of all liens, pledges and encumbrances of any kind.

F)

No Other Representations. Seller makes no representations or warranties with respect to the Company, its financial status, earnings, assets, liabilities, corporate status or any other matter.

IV) GOVERNING LAW; MISCELLANEOUS.

A)

Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITH SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN THE COUNTY OF NASSAU, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE

OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

B)

Counterparts; This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile, email, or any other transmission common to business at present a copy of this Agreement bearing the signature of the party so delivering this Agreement.

C)

Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

D)

Severability. In the event that any provision of this Agreement is invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

E)

Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Seller nor Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

F)

Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be as provided in Schedule “B” attached hereto. Seller may change its address by notice similarly given to each Purchaser. Each Purchaser may change its address by notice similarly given to Seller.

G)

Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither Seller nor Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section II(F), Purchaser may assign its rights hereunder to any person that purchases the same in a private transaction from Purchaser or to any of its “Affiliates,” without the consent of Seller.

H)

Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

I)

Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

J)

No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

THIS SPACE LEFT INTENTIONALLY BLANK SIGNATURE PAGE TO FOLLOW

PURCHASER By:      s/s Jeff Chartier

SELLER

By:

Date:

Company Acknowledgment and Consent

The undersigned acknowledges and agrees to the representations, covenants and agreements made by it in Section 1(d) of this Agreement.

By:

Title:

PURCHASER

By:

Date:

SELLER:    S/S

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